UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 5, 2019

Avangrid, Inc.

(Exact name of registrant as specified in its charter)

New York	001-37660	14-1798693
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

180 Marsh Hill Road Orange, Connecticut	06477
(Address of principal executive offices)	(Zip Code)

(207) 629-1200

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AGR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 5, 2019, the Board of Directors (the “Board”) of Avangrid, Inc. (the “Corporation”), upon the proposal of the Chief Executive Officer and the recommendation of the Compensation, Nominating and Corporate Governance Committee (the “Committee”), appointed Robert Kump as Deputy Chief Executive Officer and President of the Corporation. The Committee has not yet determined the compensation payable to Mr. Kump in connection with the commencement of this new role. The Corporation will file an amendment to this current report on Form 8-K within four business days of such determination.

Mr. Kump, age 57, served as chief executive officer and president of Avangrid Networks, Inc., a wholly-owned subsidiary of the Corporation, since November 2010. Mr. Kump also served as a member of the Avangrid Networks, Inc. board of directors, as a director and officer of a number of Avangrid Networks, Inc. subsidiaries, including, without limitation, as a director of Central Maine Power Company, New York State Electric & Gas Corporation, and Rochester Gas and Electric Corporation, and as the president and a director of the Avangrid Foundation. Mr. Kump joined New York State Electric & Gas Corporation, a wholly-owned subsidiary of the Corporation, in 1986 and has held various senior leadership positions with the Corporation including chief corporate officer, senior vice president and chief financial officer, vice president, controller and chief accounting officer, treasurer, and secretary. Mr. Kump also serves as the president and a director of the Avangrid Foundation. Mr. Kump earned a B.A. in accounting from Binghamton University.

Mr. Kump does not have any family relationships with any director or executive officer of the Corporation and there are no transactions between Mr. Kump, on the one hand, and the Corporation, on the other hand, that would be reportable under Item 404(a) of Regulation S-K under the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVANGRID, INC.

By:	/s/ R. Scott Mahoney
Name:	R. Scott Mahoney
Title:	Senior Vice President – General Counsel and Corporate Secretary

Dated: June 6, 2019

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